UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 19, 2012


                               LITHIUM CORPORATION
             (Exact name of registrant as specified in its charter)

           NEVADA                     000-54332                   98-0530295
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

  113800 S. Virginia St. #2011, Reno, NV                            89511
 (Address of principal executive offices)                         (Zip Code)

                                 (775) 410-5287
              (Registrant's telephone number, including area code)

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Effective November 19, 2012, we closed a private placement by issuing 11,000,000 units at a price of $0.05 per unit, for gross proceeds of $550,000. Each unit consisted of one (1) share of common stock and one (1) common share purchase warrant. Each common share purchase warrant is exercisable into one share of common stock for a period of 12 months from the closing date at a price of $0.10 per share and at a price of $0.15 per share for a period of 24 months thereafter. We issued the securities to one (1) non U.S. person (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM CORPORATION


/s/ Tom Lewis
--------------------------------
Tom Lewis
President and Director
Date: November 27, 2012


                                       2